UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2012

HATTERAS FINANCIAL CORP.

(Exact name of registrant specified in its charter)

Maryland	1-34030	26-1141886
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Oakwood Drive

Suite 340

Winston Salem, North Carolina 27103

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (336) 760-9347

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2012, Hatteras Financial Corp. (the “Company”) and Atlantic Capital Advisors LLC entered into a purchase agreement with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company agreed to sell 20,125,000 shares of common stock, par value $0.001 per share, including the full exercise of the overallotment option, at a per share price to the Company of $26.81.

The offering closed on March 30, 2012.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On March 30, 2012, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation increasing the number of authorized shares of common stock of the Company, par value $0.001 per share, from 100,000,000 to 200,000,000. The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 27, 2012, among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

3.1	Articles of Amendment of Hatteras Financial Corp.

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1	Opinion of Hunton & Williams LLP, dated February 29, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-179805) filed with the Securities and Exchange Commission on February 29, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

By:	/s/ KENNETH A. STEELE
Kenneth A. Steele
Chief Financial Officer, Treasurer and
Secretary

Dated: March 30, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of March 27, 2012, among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

3.1	Articles of Amendment of Hatteras Financial Corp.

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1	Opinion of Hunton & Williams LLP, dated February 29, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-179805) filed with the Securities and Exchange Commission on February 29, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)